UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): August 8, 2005

                                INverso Corp.

             (Exact name of Registrant as specified in its charter)

    Delaware                       000-50898                        34-1996527
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

             4201 Massachusetts Ave NW 8037C, Washington, DC 20016
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (202) 364-8395

ITEM 4. 01 FORM 8-K

AMENDMENT 1 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 8, 2005, the Registrant engaged Pollard-Kelley Auditing Services, Inc. asthe Registrant's independent accountants to report on the Company's balance sheet as of June 30, 2005, and the related statements of income, 'stockholders' equity and cash flows for the year then ended. The decision to appoint Pollard-Kelley Auditing Services, Inc. was approved by the Registrant's Board of Directors.

The Registrant, with approval of its Board of Directors, dismissed Linda Walden, Certified Public Accountants as its auditors effective August 8, 2005. During the Registrant's fiscal year ended on June 30, 2004 and continuing until the dismissal of Linda Walden CPA, there were no disagreements with Linda Walden CPA within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Linda Walden CPA's satis-faction, would have caused Linda Walden CPA to make reference to the subject matter of the disagreements in connection with its reports which we modified as to uncertainty regarding on going concerns.

During the Registrant's recent fiscal years and any subsequent interim period prior to the engagement of Pollard-Kelley Auditing Services, Inc. neither the Registrant nor anyone on the Registrant's behalf consulted with Pollard-Kelley Auditing Services, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the typeof audit option that might be rendered on the Registrant's financial state-ments or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Registrant has requested Linda Walden CPA to review the disclosures contained herein and has invited Linda Walden CPA the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, or clarification of the Registrant's expression of Linda Walden CPA s views, or the respects in which Linda Walden CPA does not agree with the statements contained herein.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INverso Corp.
(Registrant)


        By: /s/ Serge Atlan                            Dated: August 11, 2005
        --------------------------------
        Name:   Serge Atlan
        Title: CEO


        By: /s/ Thomas Kirchner                        Dated: August 11, 2005
        --------------------------------
        Name:  Thomas Kirchner
        Title: CEO

Pollard-Kelley Auditing Services, Inc.
Auditing Services
                3250 West Market St, Suite 307, Fairlawn, OH 44333 330-864-2265

August 11, 2005

Office of the Chief Accountant
SECPS Letter File
Mail Stop 9-5
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549


Re: INverso Corp.
File No. 000-50898



We have read the statements that we understand INverso Corp. will include under Item 4.01 of the Form 8-K report, dated August 11, 2005, it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.


Very truly yours,
Pollard-Kelley Auditing Services, Inc.

/s/ Malcolm L. Pollard
Certified Public Accountant